Exhibit 11(i) under Form N-1A
                                 Exhibit 23 under Item 601/Reg. S-K


            CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated April 18, 1997 with respect to the financial statements of Federated High Yield Trust, in Post-Effective Amendment Number 22 to the Registration Statement (Form N-1A No. 2-91091) and the related Prospectus of Federated High Yield Trust dated April 30, 1997.

                                        /s/ ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
April 25, 1997